EXHIBIT 99.1

AGREEMENT AND FIRST AMENDMENT
TO CREDIT AGREEMENT

     THIS AGREEMENT and First Amendment to Credit Agreement, hereinafter referred to as this “Amendment”, dated as of April 4, 2005, is made and entered into by and among EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership, EDR ATHENS I, LLC, a Delaware limited liability company, EDR TALLAHASSEE I, LLC, a Delaware limited liability company, EDR C STATION, LLC, a Delaware limited liability company, EDR TALLAHASSEE LIMITED PARTNERSHIP, a Delaware limited partnership, EDR THARPE LIMITED PARTNERSHIP, a Delaware limited partnership and EDR LAWRENCE LIMITED PARTNERSHIP, a Delaware limited partnership, (collectively and jointly and severally the “Borrower”), the financial institutions (including JPMCB, the Syndication Agent and the Documentation Agent, the “Lenders”) which are now or may hereafter become signatories hereto, JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent for Lenders (in such capacity, “Agent”), UBS SECURITIES LLC, as syndication agent for Lenders (in such capacity, “Syndication Agent”) and KEYBANK NATIONAL ASSOCIATION, as documentation agent for Lenders (in such capacity, “Documentation Agent”).

W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent, the Syndication Agent and certain of the Lenders have entered into a Credit Agreement dated as of January 31, 2005 (the “Credit Agreement”); and

     WHEREAS, the Borrower has requested that the Commitment be increased to $100,000,000.00 pursuant to Section 2.08(d) of the Credit Agreement; and

     WHEREAS, the Borrower, the Agent, the Syndication Agent, the Documentation Agent and the Lenders desire to amend the Credit Agreement in certain respects to provide for the increase of the Commitment, and to make certain other changes to the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the Borrower, the Agent, the Syndication Agent, the Documentation Agent and the Lenders do hereby agree as follows:

     Section 1. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.

     Section 2. The cover page of the Credit Agreement is hereby amended to be in the form of Exhibit A attached hereto and hereof made a part hereof.

     Section 3. The Borrower has requested that the aggregate Commitment be increased to $100,000,000.00 pursuant to Section 2.08(d) of the Credit Agreement. This Amendment will provide for the increase of the Commitment. The aggregate amount of the Commitment is $100,000,000.00, and all references in this Credit Agreement and the other Loan Documents to the Aggregate Commitment shall be deemed to be references to $100,000,000.00.

     Section 4. Section 2.04 of the Credit Agreement is hereby amended to replace the fourth (4th) sentence of the last full paragraph of Section 2.04 with the following:

Each Lender hereby absolutely and unconditionally agrees, within two
(2) Business Days after receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such
Lender’s Applicable Percentage of such Swingline Loan or Loans.

     Section 5. Schedule 2.01 to the Credit Agreement is hereby deleted and replaced with a new Schedule 2.01 in the form of Exhibit B attached hereto and hereby made a part hereof.

     Section 6. Borrower represents and warrants that the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date. Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.

     Section 7. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

     Section 8. The term “Credit Agreement” as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Agent or the Lenders by the Borrower shall mean the Credit Agreement as hereby amended.

     Section 9. Guarantor hereby joins in this Amendment to evidence Guarantor’s consent, as Guarantor and as Parent, to execution by the Borrower of this Amendment, to confirm that the Guaranty applies and shall continue to apply to the increased Commitment and to the Credit Agreement as modified by this Amendment and to acknowledge that without such consent and confirmation, the Agent and the Lenders would not execute this Amendment or otherwise consent to such modification.

     Section 10. Each Person constituting the Borrower shall be bound jointly and severally with one another to make, keep, observe and perform the representations, warranties, covenants, agreements, obligations and liabilities imposed by this Amendment upon the “Borrower.”

     Section 11. This Amendment (a) shall be binding upon the Borrower, the Guarantor, the Agent and the Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) shall be governed by and construed in accordance with the laws of the State of New York and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first set forth herein.

EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership
By:	Education Realty OP GP, Inc.,
a Delaware corporation,
General Partner

By:	/s/ Paul O. Bower
Paul O. Bower, President

EDR TALLAHASSEE LIMITED PARTNERSHIP, a Delaware limited partnership
By:	EDR Tallahassee, LLC,
a Delaware limited liability company, its general partner

By:	EDR Tallahassee, Inc.,
a Delaware corporation, its managing member

By:	/s/ Paul O. Bower
Paul O. Bower, President

EDR THARPE LIMITED PARTNERSHIP, a Delaware limited partnership
By:	EDR Tharpe, LLC,
a Delaware limited liability company, its general partner

By:	EDR Tharpe, Inc.,
a Delaware corporation, its managing member

By:	/s/ Paul O. Bower
Paul O. Bower, President

EDR LAWRENCE LIMITED PARTNERSHIP, a Delaware limited partnership
By:	EDR Lawrence, LLC,
a Delaware limited liability company,
its general partner

By:	EDR Lawrence, Inc.,
a Delaware corporation, its managing member

By:	/s/ Paul O. Bower
Paul O. Bower, President

EDR C STATION, LLC, a Delaware limited liability company
By:	Education Realty Operating Partnership,
LP, a Delaware limited partnership,
its managing member

By:	Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:	/s/ Paul O. Bower
Paul O. Bower, President

EDR ATHENS I, LLC, a Delaware limited liability company
By:	Education Realty Trust, LLC,
a Delaware limited liability company, its managing member

By:	Education Realty Operating
Partnership, LP, a Delaware limited
partnership, its managing member

By:	Education Realty OP GP,
Inc., a Delaware corporation,
its general partner

By:	/s/ Paul O. Bower
Paul O. Bower, President

EDR TALLAHASSEE I, LLC, a Delaware limited liability company
By:	Education Realty Trust, LLC,
a Delaware limited liability company, its managing member

By:	Education Realty Operating
Partnership, LP, a Delaware limited
partnership, its managing member

By:	Education Realty OP GP, Inc.
a Delaware corporation, its general partner

By:	/s/ Paul O. Bower
Paul O. Bower, President

EDUCATION REALTY TRUST, INC.
By:	/s/ Paul O. Bower
Paul O. Bower, President

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent

By: /s/ Kent A. Kaiser

Name: Kent A. Kaiser Title: Senior Vice President

UBS LOAN FINANCE LLC

By: /s/ Wilfred V. Saint

Name: Wilfred V. Saint Title: Director, Banking Product Services, US

By: /s/ Joselin Fernandes

Name: Joselin Fernandes Title: Associate Director Banking Product Services, US

UBS SECURITIES LLC, as Syndication Agent

By: /s/ John C. Crockett

Name: John C. Crockett Title: Director

By: /s/ Warren Jervey.

Name: Warren Jervey Title: Director

KEYBANK NATIONAL ASSOCIATION, Individually and as Documentation Agent

By: /s/ Gregory W. Lane

Name: Gregory W. Lane Title: Vice President

CHEVY CHASE BANK, F.S.B.

By: /s/ Sadhvi K. Subramanian

Name: Sadhvi K. Subramanian Title: Vice President

AMSOUTH BANK

By: /s/ Robert Blair

Name: Robert Blair Title: Vice President

REGIONS BANK

By: /s/ Phillip May

Name: Phillip May Title: Senior Vice President